Exhibit 99.3

UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

The following unaudited pro forma condensed combined financial statements of XenoPort, Inc. (“XenoPort” or the “Company”) are presented to illustrate the effects of XenoPort’s reacquisition of the Horizant product line which provides the Company with exclusive rights to commercialize Horizant® (gabapentin enacarbil) Extended-Release Tablets in the United States from Glaxo Group Limited (“GSK”) on May 1, 2013. The unaudited pro forma condensed combined balance sheet as of March 31, 2013 and the unaudited pro forma condensed combined statements of comprehensive loss for the three months ended March 31, 2013 and for the year ended December 31, 2012, presented herein are based on the historical financial statements of XenoPort and on the financial statements of the Horizant product line described below, as well as on the assumptions and adjustments described in the accompanying notes to these unaudited pro forma condensed combined financial statements.

The unaudited pro forma condensed combined balance sheet as of March 31, 2013 gives effect to XenoPort’s acquisition of the Horizant business as if it had occurred on March 31, 2013, and combines the historical balance sheet of XenoPort as of March 31, 2013 with the statement of assets acquired within the Horizant product line, which statement is included as Exhibit 99.1 to the Company’s Current Report on Form 8-K/A to which these unaudited pro forma condensed combined financial statements are attached as Exhibit 99.3 (the “Form 8-K/A”). The Company has determined that the reacquisition of certain assets of the Horizant product line as of May 1, 2013 constitutes a business acquisition (“the Horizant product line”) as defined by Financial Accounting Standards Board Accounting Standards Codification (“FASB ASC”) 805, Business Combinations. Accordingly, the assets acquired (there were no liabilities assumed) are presented at their acquisition-date fair values as required by that statement. Fair values are determined based on the requirements of FASB ASC 820, Fair Value Measurements and Disclosures. Accordingly, the net assets acquired have been recorded at their fair values as described in the accompanying notes to the statement of assets acquired of the Horizant product line included as Exhibit 99.1 to the Form 8-K/A.

The unaudited pro forma condensed combined statements of comprehensive loss for each of the year ended December 31, 2012 and the three months ended March 31, 2013 are presented as if the acquisition of the Horizant business had occurred on January 1, 2012, and are based on the historical statements of comprehensive loss of XenoPort and the statements of revenue and certain direct expenses of the Horizant product line for the year ended December 31, 2012 and for the three months ended March 31, 2013, which statements are included as Exhibit 99.2 to the Form 8-K/A. The financial results of the Horizant business from May 1, 2013 through December 31, 2013 will be included in XenoPort’s financial statements for the year ending December 31, 2013.

As described in the statement of assets acquired of the Horizant product line and the statements of revenue and certain direct expenses of the Horizant product line included as Exhibits 99.1 and 99.2 to the Form 8-K/A, respectively, those financial statements are not intended to be a complete presentation of the financial position or results of operations of the Horizant business.

The following unaudited pro forma condensed combined financial statements are presented for illustrative purposes only, in accordance with Article 11 of Regulation S-X, and are not indicative of the results of operations that would have been realized if the acquisition had been completed on the dates indicated, nor are they indicative of the Company’s future operating results, since the pro forma financial information necessarily excludes various operating expenses that will be incurred by XenoPort to operate the Horizant business and XenoPort’s expense structure and commercialization infrastructure related to Horizant are significantly different than those previously maintained by GSK. The unaudited pro forma adjustments are based upon available information and certain assumptions that the Company believes are reasonable. The unaudited pro forma condensed combined balance sheet and the unaudited pro forma condensed combined statements of comprehensive loss should be read in conjunction with:

•

the Company’s historical audited financial statements and accompanying notes as of and for the year ended December 31, 2012 included in the Company’s Annual Report on Form 10-K, filed with the Securities and Exchange Commission on March 13, 2013;

•

the Company’s historical unaudited financial statements and accompanying notes as of and for the three months ended March 31, 2013 included in the Company’s Quarterly Report on Form 10-Q, filed with the Securities and Exchange Commission on April 24, 2013;

•

the Statements of Revenues and Certain Direct Expenses of the Horizant Product Line and the accompanying notes for the year ended December 31, 2012 (audited) and for the three months ended March 31, 2013 (unaudited), included as Exhibit 99.2 to the Form 8-K/A; and

•	the audited Statement of Assets Acquired of the Horizant Product Line and accompanying notes as of May 1, 2013, included as Exhibit 99.1 to the Form 8-K/A.

XENOPORT, INC.

UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET

As of March 31, 2013

(in thousands)

	XenoPort	Horizant	Pro Forma Adjustments	Notes		Pro Forma Combined
Current assets:
Cash and cash equivalents	$21,011	$—				$21,011
Short-term investments	94,115	—				94,115
Right to the Horizant business	13,557	—	(13,557)	(2)		—
Inventories	—	11,733		(2)		11,733
Prepaids and other current assets	5,113	—				5,113

Total current assets	133,796	11,733	(13,557)			131,972
Property and equipment, net	1,383	1,967		(2)		3,350
Restricted investments and other assets	2,349	—				2,349

Total assets	$137,528	$13,700	$(13,557)			$137,671

Current liabilities:
Accounts payable	$2,178	$—				$2,178
Accrued compensation	2,880	—				2,880
Accrued restructuring charges	548	—				548
Accrued preclinical and clinical costs	4,882	—				4,882
Other accrued liabilities	2,426	—	519	(6)		2,945
Deferred revenue	1,515	—				1,515

Total current liabilities	14,429	—	519			14,948
Deferred revenue	12,374	—				12,374
Other noncurrent liability	2,314	—				2,314
Commitments and contingencies
Stockholders’ equity:
Preferred stock, $0.001 par value; 5,000 shares authorized, no shares issued or outstanding	—	—				—
Common stock, $0.001 par value; 100,000 shares authorized; 47,402 and 47,068 shares issued and outstanding, at March 31, 2013 and December 31, 2012, respectively	47	—				47
Additional paid-in capital	583,509	—				583,509
Accumulated other comprehensive income	3	—				3
Accumulated deficit	(475,148)	—	(376)	(2	),(6)	(475,524)

Total stockholders’ equity	108,411	—	(376)			108,035

Total liabilities and stockholders’ equity	$137,528	$—	$143			$137,671

The accompanying notes are an integral part of the financial statements.

XENOPORT, INC.

UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENTS OF COMPREHENSIVE LOSS

For the Three Months Ended March 31, 2013

(in thousands, except per share data)

	XenoPort	Horizant	Pro Forma Adjustments	Notes		Pro Forma Combined
Revenues:
Net Product Sales	$—	$1,177				$1,177
Collaboration revenue	379	—				379
Royalty revenue	80	—				80

Total revenues	459	1,177				1,636
Cost and expenses:
Cost of goods sold	—	303	(76)	(3	),(4)	227
Research and development	13,353	2,312	—			15,665
Selling, general and administrative	10,735	12,258	(8,689)	(5)		14,304

Total cost and expenses	24,088	14,873	(8,765)			30,196

Loss from operations	(23,629)	(13,696)	8,765			(28,560)
Interest income	81	—	—			81

Net loss	(23,548)	(13,696)	8,765			(28,479)
Other comprehensive (loss) income:
Unrealized (loss) gain on available-for sale securities	(19)	—	—			(19)

Comprehensive loss	$(23,567)	$(13,696)	$8,765			$(28,498)

Basic and diluted net loss per share	$(0.50)					$(0.60)

Shares used to compute basic and diluted net loss per share	47,249					47,249

The accompanying notes are an integral part of the financial statements.

XENOPORT, INC.

UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENTS OF COMPREHENSIVE LOSS

For the Year Ended December 31, 2012

(in thousands, except per share data)

	XenoPort	Horizant	Pro Forma Adjustments	Notes		Pro Forma Combined
Revenues:
Net Product Sales	$—	$6,495	$—			$6,495
Net revenue from unconsolidated joint operating activities	10,000	—	—			10,000
Collaboration revenue	11,515	—	—			11,515
Royalty revenue	109	—	—			109

Total revenues	21,624	6,495	—			28,119
Cost and expenses:
Cost of goods sold	—	1,678	(763)	(3	),(4)	915
Other expenses	—	26,216	—			26,216
Research and development	42,947	13,061	—			56,008
Selling, general and administrative	30,244	42,220	(22,036)	(5)		50,428
Gain on litigation settlement	(20,499)	—	—			(20,499)

Total cost and expenses	52,692	83,175	(22,799)			113,068

Loss from operations	(31,068)	(76,680)	22,799			(84,949)
Interest and other income	254	—	—			254

Net loss	(30,814)	(76,680)	22,799			(84,695)
Other comprehensive (loss) income:
Unrealized (loss) gain on available-for sale securities	38	—	—			38

Comprehensive loss	$(30,776)	$(76,680)	$22,799			$(84,657)

Basic and diluted net loss per share	$(0.78)					$(2.15)

Shares used to compute basic and diluted net loss per share	39,434					39,434

The accompanying notes are an integral part of the financial statements.

XENOPORT, INC.

NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

1.	Description of Transaction and Basis of Presentation

Description of Transaction

On November 8, 2012, XenoPort, Inc. (the “Company” or “XenoPort”) reached an agreement with Glaxo Group Limited, or GSK, a wholly-owned subsidiary of GlaxoSmithKline PLC, to terminate the Amended and Restated Development and Commercialization Agreement, dated November 7, 2010, between the Company and GSK.

Under the terms of the November 2012 termination and transition agreement, during a transition period that ended on April 30, 2013, GSK continued to exclusively commercialize, promote, manufacture and distribute Horizant in the United States. The Company did not receive any revenue or incur any losses from GSK’s sales of Horizant during the transition period. GSK also continued to fully fund the costs associated with the management and conduct of clinical studies initiated by GSK prior to the date of the termination and transition agreement. In addition, at the end of the transition period, GSK provided to the Company inventory of gabapentin enacarbil in GSK’s possession that is not required for use by GSK in the manufacture of Horizant and manufacturing property and equipment. On May 1, 2013, XenoPort completed the acquisition of the Horizant product line in accordance with the termination and transition agreement and assumed all responsibilities and associated rights for further development, manufacturing and commercialization of Horizant in the United States on that date. GSK was responsible for the commercial manufacture and supply of Horizant for the transition period, and the Company has elected to have GSK continue to supply Horizant tablets to the Company for up to six months following the transition period on pricing terms established under the termination and transition agreement.

Basis of Presentation

The acquisition of the Horizant product line as presented in the statement of assets acquired included as Exhibit 99.1 to the Form 8-K/A was prepared based on the application of the provisions of the Business Combinations topic of the Financial Accounting Standards Board Accounting Standards Codification, or the Codification. XenoPort considered the intangible and tangible assets acquired and applied fair value to those assets that had economic profits, and accordingly the net assets acquired have been recorded at their fair values.

The unaudited pro forma condensed combined balance sheet gives effect to XenoPort’s acquisition of the Horizant product line on the historical balance sheet as if the acquisition took place on March 31, 2013. The unaudited pro forma condensed combined balance sheet is based on the historical balance sheet of XenoPort and the statement of assets acquired of the Horizant product line. The pro forma adjustments to the condensed combined balance sheet reflect the acquisition date fair values of the acquired inventory and manufacturing property and equipment assets as if the Horizant product line had been consummated as of March 31, 2013.

The unaudited pro forma condensed combined statements of comprehensive loss give effect to XenoPort’s acquisition of the Horizant product line on the historical operating results of XenoPort for the three months ended March 31, 2013 and for the year ended December 31, 2012, as if the acquisition had taken place on January 1, 2012. The unaudited pro forma condensed combined statements of comprehensive loss are based on the historical statements of comprehensive loss of XenoPort and the statements of revenue and certain direct expenses of the Horizant product line for the year ended December 31, 2012 and for the three months ended March 31, 2013. The Company’s actual results of operations may differ significantly from the pro forma amounts reflected below.

2.	Acquisition of Assets Adjustment

This adjustment reflects the removal of the right to the Horizant product line and the recording of the acquisition date fair values of the acquired inventory and manufacturing property and equipment assets as if the acquisition of the Horizant product line had been consummated as of March 31, 2013. Assets acquired as a result of this transaction were as follows (in thousands):

Pro Forma as of March 31, 2013
Inventories	$11,733
Manufacturing property and equipment	1,967

Total assets acquired	$13,700

3.	Depreciation Adjustment

This adjustment amends depreciation expense included in cost of goods sold to reflect the depreciation of the fair value of the acquired manufacturing property and equipment over its estimated remaining useful lives of the respective assets, which is generally ten years, from the beginning of the reporting period.

4.	Cost Adjustment

This adjustment gives effect to the difference between the cost of raw materials known as active pharmaceutical ingredient (“API”) that GSK incurred and XenoPort’s fair value of the API.

5.	Selling Expense Adjustment

This adjustment reflects the difference in selling expense between GSK direct selling expenses and XenoPort’s third party contractual costs.

6.	Transaction Cost Adjustment

This adjustment reflects the transaction costs incurred in connection with the acquisition of the Horizant product line.